This is filed pursuant to Rule 497(e).

ALLIANCEBERNSTEIN MUNICIPAL INCOME PORTFOLIOS
File Nos. 33-7812 and 811-04791.

ALLIANCEBERNSTEIN MUNICIPAL INCOME PORTFOLIOS II
File Nos. 33-60560 and 811-07618.


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                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments


                                   ALLIANCEBERNSTEIN MUNICIPAL INCOME PORTFOLIOS
                                                              -Arizona Portfolio
                                                              -Florida Portfolio
                                                          -National Portfolio II
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Supplement dated February 6, 2009 to the Prospectus dated January 30, 2009 of the AllianceBernstein Municipal Income Fund, Inc. offering Class A, Class B and Class C shares of the National Portfolio II and to the Prospectus dated January 30, 2009 of the AllianceBernstein Municipal Income Fund II offering Class A, Class B and Class C shares of the Arizona Portfolio and the Florida Portfolio.

                                    * * * * *
Acquisitions
------------

o    Acquisition of National II by National Portfolio
     ------------------------------------------------

     Recently, the Board of Directors of AllianceBernstein Municipal Income Fund, Inc. (the "Fund") approved, and recommended to shareholders for their approval, a proposal for the assets and liabilities of National Portfolio II ("National II") to be acquired by National Portfolio, another series of the Fund. Both Portfolios pursue the same investment objective and very similar investment policies. National II differs from National Portfolio in that it invests principally in securities exempt from the federal alternative minimum tax ("AMT") while National Portfolio may invest without limit in securities subject to the AMT. National Portfolio does not currently invest a significant amount of its assets in AMT-subject municipal securities (approximately 11%) and the Adviser does not anticipate a significant increase in these investments. In addition, the Adviser believes that the higher after-tax distribution yields generated by National Portfolio should more than offset the value to National II's shareholders of investing in AMT-exempt municipal securities. Since National Portfolio is a substantially larger fund than National II, with a lower expense ratio, both before and after the Adviser's current expense waiver, it is anticipated that the acquisition should result in a significantly lower expense ratio for National II's shareholders.

o    Acquisition of Florida Portfolio by National Portfolio
     ------------------------------------------------------

     Recently, the Board of Trustees of AllianceBernstein Municipal Income Fund II (the "Fund") approved, and recommended to shareholders for their approval, a proposal for the assets and liabilities of Florida Portfolio to be acquired by National Portfolio, a series of AllianceBernstein Municipal Income Fund, Inc. Both Portfolios pursue substantially the same investment objective and very similar investment policies of investing primarily in investment grade municipal securities with interest that is exempt from federal income tax. Florida Portfolio has an additional investment objective and policy of achieving income exempt from Florida state taxation but Florida has repealed the relevant state taxation. As a result, the investment universe available to each Portfolio is the same. The Adviser anticipates that the acquisition will result in benefits to the shareholders of Florida Portfolio. As a general matter, since National Portfolio is a substantially larger fund than Florida Portfolio, with a lower expense ratio, both before and after the Adviser's current expense waiver, it is anticipated that the acquisition should result in a lower expense ratio for Florida Portfolio's shareholders.

o    General
     -------

     If National II's and Florida Portfolio's shareholders approve their respective acquisition, all of each Portfolio's assets and liabilities will be transferred to National Portfolio, and shareholders of National II and Florida Portfolio will receive shares of National Portfolio in exchange for their shares of the corresponding class.

     National II and Florida Portfolio will mail their respective shareholders of record on or about March 31, 2009 information about the proposed acquisitions of the Portfolios by National Portfolio and request them to vote on the proposals at the meetings of shareholders on May 21, 2009. If approved at the meetings, the acquisitions are expected to occur in the second quarter of 2009.

Arizona Portfolio and Florida Portfolio
---------------------------------------

The "Fiscal Year or Period" information for the Arizona Portfolio and the Florida Portfolio under the heading "Financial Highlights" has been revised to insert "Year Ended 9/30/07," "Year Ended 9/30/06," "Year Ended 9/30/05," and "Year Ended 9/30/04**" in place of "Year Ended 10/31/07," "Year Ended 10/31/06," "Year Ended 10/31/05," and "Year Ended 10/31/04**".


                                    * * * * *

This Supplement should be read in conjunction with the Prospectuses for the Portfolios.

You should retain this Supplement with your Prospectuses for future reference.

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